Drilling units, machinery and equipment, net (Details) $ in Thousands	6 Months Ended
	Jun. 30, 2017 USD ($)	Feb. 13, 2015 USD ($)
Debt Instrument, Collateral	As of June 30, 2017, all of the Company's drilling units, apart from the Ocean Rig Paros have been pledged as collateral to secure the Company's 6.50% Senior Secured Notes due 2017, the $462,000 Senior Secured Credit Facility and the Term Loan B facilities discussed in Note 9.
Leiv Eiriksson and Eirik Raude | Classified as held for sale
Number of vessels	2
6.5% Senior Secured Notes
Senior notes interest rate	6.50%
$462 million Senior Secured Credit Facility
Original Amount	$ 462,000	$ 475,000